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                                                                   Exhibit 10.35


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into as of the 6th day of May, 1998, by and between AvTeam, Inc. (the "Company") and the entity which is a signatory to this Agreement (the"Holder").

                                    RECITALS

         A. Pursuant to an agreement of even date herewith (the "Stock Purchase Agreement"), the Holder is purchasing (the "Stock Purchase") from a shareholder of the Company shares (the "Shares") of the Company's Common Stock, par value $.01 per share ("Common Stock"), in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), in such amounts as set forth in the Stock Purchase Agreement.

         B. The Holder has requested, and the Company has agreed, as a condition to the Holder's obligation to effect the Stock Purchase, to register under the Securities Act the Shares to be purchased by the Holder, upon the terms, and subject to the conditions, hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and other good, valuable and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    AGREEMENT

         1.       DEMAND REGISTRATION.

                  (a) The Company agrees that the Company will, with reasonable promptness, and in any case not later than thirty (30) days from the date of the closing of the Stock Purchase (the "Closing Date"), file a registration statement (the "Registration Statement") with the Securities and Exchange Commission ("Commission") relating to the Shares to be acquired by the Holder in connection with the Stock Purchase. The Company shall use its best efforts to cause such Registration Statement to promptly become effective under the Securities Act and to qualify the same under the blue sky laws of such states as may be requested; provided, however, that with respect to compliance with blue sky laws, the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities or to execute or file any general consent to service of process under the laws of any such state where it is not so subject.

                  (b) The Company shall be obligated to effect registration and qualification pursuant to a request of the Holder under this Section 1 no more than one time subject to the terms and conditions hereof.

         2. EXPENSES. Subject to the limitations contained in this Section 2 and except as otherwise specifically provided in this Agreement, all of its costs and expenses of the registration and qualifications pursuant to Section 1 hereof shall be borne by the Company. Such costs and expenses shall include, without limitation, the fees and expenses of counsel for the Company and of its accountants, all other costs, fees and expenses of the Company incident to the preparation, printing and filing under the Securities Act of the registration statement and all amendments and supplements thereto, the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the Shares and the costs and expenses (including fees and disbursements of counsel) incurred in connection with the qualification of the Shares under the blue sky laws of various jurisdictions. The Company shall not, however, pay any underwriting discount or commissions to the extent related to the sale of Shares sold in any registration and qualification.





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         3.       PROCEDURES.

                  (a) In the case of a registration or qualification pursuant to
Section 1, the Company will keep the Holder advised in writing as to the initiation of proceedings for such registration and qualification and as to the completion thereof, and will advise the Holder, upon request, of the progress of such proceedings.

                  (b) At the Company's expense, the Company will keep the registration and qualifications under this Agreement effective (and in compliance with the Securities Act) by such action as may be necessary or appropriate until such time, if any as the Shares shall have been sold; provided, that the Company intends to amend the Registration Statement on Form S-3 at such time as the Company becomes eligible to use such form; and provided, further, that the Company shall not be required to keep the Registration Statement effective for a period of more than two years from the Closing Date. The Company's obligations under this Section 3(b) shall include, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus necessary to keep the Registration Statement current and the further qualification under any applicable blue sky or other state securities laws to permit such sale or distribution, all as requested by the Holder. The Company will immediately notify the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                  (c) Without limiting any other provision hereof, in connection with any registration of Shares under this Agreement, the Company will use its best efforts to comply with the Securities Act, the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and all applicable rules and regulations of the Commission.

                  (d) In connection with any registration of Shares under this Agreement, the Company will provide, if appropriate, a transfer agent and registrar for the Shares not later than the effective date of such Registration Statement.

                  (e) In connection with any registration of Shares under this Agreement, the Company will, if requested by the underwriters for any Shares included in such registration, enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, provisions relating to indemnification and contribution.

                  4. INDEMNIFICATION. The Company will indemnify and hold harmless the Holder and each person, if any, who controls the Holder within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) to which the Holder or such controlling person may be subject, under the Securities Act or otherwise, insofar as any thereof arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement under which the Holder's Shares were registered under the Securities Act pursuant to Section 1 hereof, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto or (B) any other document incident to the registration of the Shares under the Securities Act or the qualification of the Shares under any state securities laws applicable to the Company, (ii) the omission or alleged omission to state in any item referred to in the preceding clause (i) a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act or any other federal or state securities law, rule or regulation applicable to the Company and relating to action or inaction by the Company in connection with any such registration or qualification, except insofar as such losses, claims, damages, liabilities or expenses



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arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company in writing by the Holder for the Holder expressly for use therein (with respect to which information the Holder shall so indemnify and hold harmless the Company, any underwriter for the Company and each person, if any, who controls the Company or such underwriter within the meaning of the Securities Act).

         5. NOTICES. All notices required or permitted to be given pursuant to this Agreement shall be given in writing, shall be transmitted by personal delivery, by registered or certified mail, return receipt requested, postage prepaid, or by telecopier or other electronic means (with a confirming copy by registered or certified mail, postage prepaid) and shall be addressed as follows:

                  When the Holder is the intended recipient, to each Holder at its address set forth in the Purchase Agreement.

                  When the Company is the intended recipient:

                           AvTeam, Inc.
                           3230 Executive Way
                           Miramar, Florida 33025
                           Attn: Donald Graw

                           WITH A COPY TO:

                           Baker & McKenzie
                           701 Brickell Avenue, Suite 1600
                           Miami, Florida  33131
                           ATTENTION:  Andrew Hulsh, Esq.
                           Telecopy:  (305) 789-8953

Any party to this Agreement (each a "Party") may designate a new address to which notices required or permitted to be given pursuant to this Agreement shall thereafter be transmitted by giving written notice to that effect to the other Parties. Each notice transmitted in the manner described in this Section 5 shall be deemed to have been given, received and become effective for all purposes at the time it shall have been (i) delivered to the addressee as indicated by the return receipt (if transmitted by mail), the affidavit of the messenger (if transmitted by personal delivery) or the answer back or call back (if transmitted by telecopier or other electronic means, but only if a confirmation copy of such telecopied or electronically delivered notice is also delivered by registered or certified mail, postage prepaid) or (ii) presented for delivery to the addressee as so indicated during normal business hours, if such delivery shall have been refused for any reason.

         6.       GOVERNING LAW; FORUM.

                  (a) The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws the State of Florida (without giving effect to the laws, rules or principles of the State of Florida regarding conflicts of laws).

                  (b) Each party agrees that any proceeding arising out of or relating to this Agreement or the breach or threatened breach of this Agreement shall be commenced and prosecuted in a court in Miami, Florida. Each party consents and submits to the non-exclusive personal jurisdiction of any court in Miami, Florida in respect of any such proceeding. Each party consents to service of process upon it with respect to any such proceeding by registered mail, return receipt requested, and by any other means permitted by



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applicable laws and rules. Each party waives any objection that it may now or hereafter have to the laying of venue of any such proceeding in any court in Miami, Florida and any claim that it may now or hereafter have that any such proceeding in any court in Miami, Florida has been brought in an inconvenient forum.

                  (c) Final judgment against any party hereto in any suit or proceeding shall be conclusive, and may be enforced in any other jurisdiction
(i) by suit, action or proceeding on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and the amount of indebtedness or liability of the party hereto, or (ii) in any other manner provided by or pursuant to the laws of such other jurisdiction.

                  (d) Nothing herein shall in any way be deemed to limit the ability or right of any party to serve any legal process, summons, notices or other documents in any other manner permitted by applicable law, or to obtain jurisdiction over any other party, or to bring actions, suits or proceedings against any other party in such other jurisdictions, and in such manner, as may be otherwise permitted by applicable law.

         7. BINDING EFFECT; ASSIGNMENT; THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon the parties and their respective successors and assigns and shall inure to the benefit of the parties and their respective successors and permitted assigns. No party shall assign any of its rights or delegate any of its duties under this Agreement (by operation of law or otherwise) without the prior written consent of the other parties. Any assignment of rights or delegation of duties under this Agreement by a party without the prior written consent of the other parties, if such consent is required hereby, shall be void. No person (including, without limitation, any employee of a party) shall be, or be deemed to be, a third party beneficiary of this Agreement.

         8. ENTIRE AGREEMENT; EFFECTIVE DATE OF AGREEMENT. This Agreement constitutes the entire contract between the parties with respect to the subject matter hereof and cancels and supersedes all of the previous contracts, commitments, representations, warranties and understandings (whether oral or written) by, between or among the parties with respect to the subject matter hereof.

         9. AMENDMENTS. No addition to, and no cancellation, renewal, extension, modification or amendment of, this Agreement shall be binding upon a party unless such addition, cancellation, renewal, extension, modification or amendment is set forth in a written instrument which states that it adds to, amends, cancels, renews, extends or modifies this Agreement and has been approved by all of the parties hereto.

         10. WAIVERS. No waiver of any provision of this Agreement shall be binding upon a party unless such waiver is expressly set forth in a written instrument which is executed and delivered by such party or on behalf of such party by an officer of, or attorney-in-fact for, such party. Such waiver shall be effective only to the extent specifically set forth in such written instrument. Neither the exercise (from time to time and at any time) by a party of, nor the delay or failure (at any time or for any period of time) to exercise, any right, power or remedy shall constitute a waiver of the right to exercise, or impair, limit or restrict the exercise of, such right, power or remedy or any other right, power or remedy at any time and from time to time thereafter. No waiver of any right, power or remedy of a party shall be deemed to be a waiver of any other right, power or remedy of such party or shall, except to the extent so waived, impair, limit or restrict the exercise of such right, power or remedy.

         11.      REMEDIES.

                  (a) The rights, powers and remedies of the parties set forth herein for a breach of or default under this Agreement are cumulative and in addition to, and not in lieu of, any rights or remedies that any party may otherwise have under this Agreement, at law or in equity.

                  (b) The parties acknowledge that the Shares are unique, and that any violation of this Agreement cannot be compensated for by damages alone. Accordingly, in addition to all of the other remedies which may be available hereunder or under applicable law, any party shall have the right to any




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equitable relief which may be appropriate to remedy a breach or threatened breach by any other party hereunder, including, without limitation, the right to enforce specifically the terms of this Agreement by obtaining injunctive relief in respect of any violation or non-performance hereof, and any party shall have the right to seek recovery of and be awarded attorneys' fees and expenses in any proceeding with respect to this Agreement as reasonably determined by the court in which such proceeding is brought.

         12. HEADINGS; COUNTERPARTS. The headings set forth in this Agreement have been inserted for convenience of reference only, shall not be considered a part of this Agreement and shall not limit, modify or affect in any way the meaning or interpretation of this Agreement. This Agreement may be signed in any number of counterparts, each of which (when executed and delivered) shall constitute an original instrument, but all of which together shall constitute one and the same instrument. It shall not be necessary when making proof of this Agreement to account for any counterparts other than a sufficient number of counterparts which, when taken together, contain signatures of all of the parties.

         13. SEVERABILITY. If any provision of this Agreement shall hereafter be held to be invalid, unenforceable or illegal, in whole or in part, in any jurisdiction under any circumstances for any reason, (i) such provision shall be reformed to the minimum extent necessary to cause such provision to be valid, enforceable and legal while preserving the intent of the parties as expressed in, and the benefits to the parties provided by, this Agreement or (ii) if such provision cannot be so reformed, such provision shall be severed from this Agreement and an equitable adjustment shall be made to this Agreement (including, without limitation, addition of necessary further provisions to this Agreement) so as to give effect to the intent as so expressed and the benefits so provided. Such holding shall not affect or impair the validity, enforceability or legality of such provision in any other jurisdiction or under any other circumstances. Neither such holding nor such reformation or severance shall affect or impair the legality, validity or enforceability of any other provision of this Agreement.

         IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first above written.

                                   AVTEAM, INC.


                                   By:  /s/ Donald A. Graw
                                        --------------------------------
                                        Name:  Donald A. Graw
                                        Title:     Chairman, President and CEO


                                        HOLDER:


                                        THE BARON ASSET FUND


                                   By: /s/ Morty Shaja
                                       ---------------------------------
                                       Name:  Morty Shaja
                                       Title: Chief Operating Officer





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